                                                                    Exhibit 25.1

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                              --------------------

[ ]  CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                           WELLS FARGO BANK MINNESOTA,
                              NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

         A U.S. NATIONAL BANKING ASSOCIATION 41-1592157                                41-1592157
  (Jurisdiction of incorporation or organization if not a U.S.            (I.R.S. Employer Identification No.)
                         national bank)

                SIXTH STREET AND MARQUETTE AVENUE                                        55479
                     MINNEAPOLIS, MINNESOTA                                            (Zip code)
            (Address of principal executive offices)

                       STANLEY S. STROUP, GENERAL COUNSEL
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                        SIXTH STREET AND MARQUETTE AVENUE
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-1234
                               (Agent for Service)
                              --------------------

                            MERCER INTERNATIONAL INC.
               (Exact name of obligor as specified in its charter)

                           WASHINGTON                                                  91-6087550
 (State or other jurisdiction of incorporation or organization))          (I.R.S. Employer Identification No.)

      14900 INTERURBAN AVENUE SOUTH, SUITE 282, SEATTLE, WA                              98168
            (Address of principal executive offices)                                   (Zip code)

                              --------------------

                 CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2010
                       (Title of the indenture securities)



================================================================================

Item 1.  GENERAL INFORMATION.         Furnish the following information as to
                                      the trustee:

                                      (a)      Name and address of each
                                               examining or supervising
                                               authority to which it is subject.

                                               Comptroller of the Currency
                                               Treasury Department
                                               Washington, D.C.

                                               Federal Deposit Insurance
                                               Corporation
                                               Washington, D.C.

                                               The Board of Governors of the
                                               Federal Reserve System
                                               Washington, D.C.

                                      (b)      Whether it is authorized to
                                               exercise corporate trust powers.

                                               The trustee is authorized to
                                               exercise corporate trust powers.

Item 2.  AFFILIATIONS WITH OBLIGOR.   If the obligor is an affiliate of the
                                      trustee, describe each such affiliation.

                                      None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  FOREIGN TRUSTEE.            Not applicable.

Item 16.  LIST OF EXHIBITS.           List below all exhibits filed as a part of
                                      this Statement of Eligibility. Wells Fargo
                                      Bank Minnesota, National Association
                                      incorporates by reference into this Form
                                      T-1 the exhibits attached hereto.

         Exhibit 1                    a.       A copy of the Articles of
                                               Association of the trustee now in
                                               effect.***

         Exhibit 2                    a.       A copy of the certificate of
                                               authority of the trustee to
                                               commence business issued June 28,
                                               1872, by the Comptroller of the
                                               Currency to The Northwestern
                                               National Bank of Minneapolis.*

                                      b.       A copy of the certificate of the
                                               Comptroller of the Currency dated
                                               January 2, 1934, approving the
                                               consolidation of The Northwestern
                                               National Bank of Minneapolis and
                                               The Minnesota Loan and Trust
                                               Company of Minneapolis, with the
                                               surviving entity being titled
                                               Northwestern National Bank and
                                               Trust Company of Minneapolis.*

                                      c.       A copy of the certificate of the
                                               Acting Comptroller of the
                                               Currency dated January 12, 1943,
                                               as to change of corporate title
                                               of Northwestern National Bank
                                               and Trust Company of Minneapolis
                                               to Northwestern National Bank of
                                               Minneapolis.*

                                      d.       A copy of the letter dated May
                                               12, 1983, from the Regional
                                               Counsel, Comptroller of the
                                               Currency, acknowledging receipt
                                               of notice of name change
                                               effective May 1, 1983 from
                                               Northwestern National Bank of
                                               Minneapolis to Norwest Bank
                                               Minneapolis, National
                                               Association.*

                                      e.       A copy of the letter dated
                                               January 4, 1988, from the
                                               Administrator of National Banks
                                               for the Comptroller of the
                                               Currency certifying approval of
                                               consolidation and merger
                                               effective January 1, 1988 of
                                               Norwest Bank Minneapolis,
                                               National Association with
                                               various other banks under the
                                               title of "Norwest Bank
                                               Minnesota, National
                                               Association."*

                                      f.       A copy of the letter dated July
                                               10, 2000, from the Administrator
                                               of National Banks for the
                                               Comptroller of the Currency
                                               certifying approval of
                                               consolidation effective July 8,
                                               2000 of Norwest Bank Minnesota,
                                               National Association with
                                               various other banks under the
                                               title of "Wells Fargo Bank
                                               Minnesota, National
                                               Association."****


         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4. Copy of By-laws of the trustee as now in effect.***

         Exhibit 5.                   Not applicable.

         Exhibit 6.                   The consent of the trustee required by
                                      Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8.                   Not applicable.

         Exhibit 9.                   Not applicable.

---------------

* Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.
*** Incorporated by reference to exhibit T3G filed with registration statement number 022-22473.
**** Incorporated by reference to exhibit number 25.1 filed with registration statement number 001-15891.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 4th day of December, 2003.

                                                     WELLS FARGO BANK MINNESOTA,
                                                     NATIONAL ASSOCIATION


                                                     /s/ Michael G. Slade
                                                     ---------------------------
                                                     Michael G. Slade
                                                     Assistant Vice President

                                    EXHIBIT 6

December 4, 2003

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                Very truly yours,

                                WELLS FARGO BANK MINNESOTA,
                                NATIONAL ASSOCIATION


                                /s/ Michael G. Slade
                                ----------------------------
                                Michael G. Slade
                                Assistant Vice President

                       Consolidated Report of Condition of

                Wells Fargo Bank Minnesota, National Association
           of Sixth Street and Marquette Avenue, Minneapolis, MN 55479
                     And Foreign and Domestic Subsidiaries,
        at the close of business September 30, 2003, filed in accordance with 12 U.S.C. s.161 for National Banks.

                                                                                           Dollar Amounts
                                                                                              In Millions
                                                                                           --------------
ASSETS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin                                     $   1,736
         Interest-bearing balances                                                                      2
Securities:
         Held-to-maturity securities                                                                    0
         Available-for-sale securities                                                              1,659
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                                                     7,165
         Securities purchased under agreements to resell                                               30
Loans and lease financing receivables:
         Loans and leases held for sale                                                            19,457
         Loans and leases, net of unearned income                               19,967
         LESS: Allowance for loan and lease losses                                 283
         Loans and leases, net of unearned income and allowance                                    19,684
Trading Assets                                                                                        153
Premises and fixed assets (including capitalized leases)                                              183
Other real estate owned                                                                                11
Investments in unconsolidated subsidiaries and associated companies                                     0
Customers' liability to this bank on acceptances outstanding                                           30
Intangible assets
         Goodwill                                                                                     291
         Other intangible assets                                                                       10
Other assets                                                                                        1,509

                                                                                              -----------
Total assets                                                                                      $51,920
                                                                                              ===========
LIABILITIES
Deposits:
         In domestic offices                                                                      $34,250
                  Noninterest-bearing                                           21,468
                  Interest-bearing                                              12,782
         In foreign offices, Edge and Agreement subsidiaries, and IBFs                              5,458
                  Noninterest-bearing                                                0
                  Interest-bearing                                               5,458
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                                                1,440
         Securities sold under agreements to repurchase                                             1,303

                                                                                           Dollar Amounts
                                                                                              In Millions
                                                                                           --------------
Trading liabilities                                                                                     2
Other borrowed money
         (includes mortgage indebtedness and obligations under
         capitalized leases)                                                                        4,769
Bank's liability on acceptances executed and outstanding                                               30
Subordinated notes and debentures                                                                       0
Other liabilities                                                                                     951

                                                                                                  -------
Total liabilities                                                                                 $48,203

Minority interest in consolidated subsidiaries                                                          0

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                                           0
Common stock                                                                                          100
Surplus (exclude all surplus related to preferred stock)                                            2,134
Retained earnings                                                                                   1,421
Accumulated other comprehensive income                                                                 62
Other equity capital components                                                                         0

                                                                                                 --------
Total equity capital                                                                                3,717

                                                                                                 --------
Total liabilities, minority interest, and equity capital                                          $51,920
                                                                                                 ========

I, Karen B. Martin, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.



                                                                 Karen B. Martin
                                                                  Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


Jon R. Campbell
Marilyn A. Dahl                             Directors
Gerald B. Stenson